Exhibit 10.1

Waiver of Reservation of Shares Rights

To: IXI Mobile, Inc. (the "Corporation")

The undersigned holds certain warrants issued by the Corporation (the "Warrants"), certain contractual rights to receive warrants for shares of the Corporation ("Additional Warrants") or certain contractual rights to additional shares of the Corporation ("Additional Shares"). By its signature below, the undersigned hereby waives the Corporation's obligation to maintain a number of shares of common stock of the Corporation to be issuable upon exercise of the Warrants, the Additional Warrants or fulfillment of the conditions to receive the Additional Shares.

The undersigned hereby further releases the Corporation and its officers, directors, employees, managers, agents, investors, partners, affiliates, predecessor and successor entities, from any and all claims the undersigned may have in connection with any of the foregoing and agrees not to sue concerning, or in any manner institute, prosecute or pursue, any claim, complaint, charge, duty, obligation or cause of action relating to the matters mentioned above.

IN WITNESS WHEREOF, the undersigned has executed this Waiver as of the date set forth below.

__________________________________________
(Signature)

By:  __________________________

Name: ________________________

Title: _________________________

Date: ____________ _____, 20__